Q3 Fiscal Year 2015 Earnings Supplemental Schedules

Third Quarter Ended October 31, 2014

November 25, 2014

Company Speakers

Robert M. Dutkowsky
Chief Executive Officer

Jeffery P. Howells
Executive Vice President
and Chief Financial Officer

Forward-Looking Statements and Non-GAAP Financial Information

Forward-Looking Statements – Certain statements made in this presentation are "Forward-Looking Statements" as described in the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation's (the "Company") Annual Report on Form 10-K filed April 9, 2014, a copy of which can be obtained from the Company's Investor Relations website at www.techdata.com/investor. A number of important factors, some of which are beyond the Company's control, could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements. Forward-looking statements reflect management's analysis as of the filing date of this presentation. The Company does not undertake to update or revise these statements to reflect subsequent developments.

Non-GAAP Financial Information – This presentation includes financial results prepared in accordance with generally accepted accounting principles ("GAAP"). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to non-GAAP selling, general and administrative expenses ("SG&A"), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share and Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures.

Worldwide Net Sales

$ in Billions

Trailing Twelve Months


$8.0
34%
66%
$6.7
37%
63%
$6.8
40%
60%
$6.8
39%
61%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Americas	$2.7	$2.5	$2.7	$2.6
Europe	$5.3	$4.3	$4.1	$4.1
Reported Y/Y Growth	7%	9%	8%	6%
FX - Adjusted Y/Y Growth	5%	6%	6%	9%

Nine-Month Results


$18.8
40%
60%
$20.3
39%
61%

	Q3FY14	Q3FY15
Americas	$7.5	$7.8
Europe	$11.3	$12.5
Reported Y/Y Growth	5%	8%
FX - Adjusted Y/Y Growth	3%	7%

Tech Data 40 YEARS

The Americas Net Sales

$ in Billions

Trailing Twelve Months


$2.6
$2.5
$2.7
$2.6
Q4FY14
Q1FY15
Q2FY15
Q3FY15

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Reported Y/Y Growth	4%	8%	4%	3%

Nine-Month Results


$7.5
$7.8
Q3FY14
Q3FY15

	Q3FY14	Q3FY15
Reported Y/Y Growth	4%	5%

Europe Net Sales (in USD)

$ in Billions

Trailing Twelve Months



$5.3
$4.3
$4.1
$4.1
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Reported Y/Y Growth	9%	10%	11%	8%

Nine-Month Results



$11.3
$12.5
Q3FY14
Q3FY15

Reported Y/Y Growth	6%	10%

Europe Net Sales (in euros)

€ in Billions

Trailing Twelve Months


€ 3.9
€ 3.1
€ 3.0
€ 3.2
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Reported Y/Y Growth	5%	5%	7%	13%

Nine-Month Results


€ 8.6
€ 9.3
Q3FY14
Q3FY15

Reported Y/Y Growth	3%	8%

Gross Profit and Margin

$ in Millions

Trailing Twelve Months


4.99%
4.98%
5.14%
4.95%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Gross Profit	$398.0	$335.3	$351.4	$335.0
Gross Margin	4.99%	4.98%	5.14%	4.95%

Nine-Month Results


5.12%
5.03%

	Q3FY14	Q3FY15
Gross Profit	$964.3	$1,021.7
Gross Margin	5.12%	5.03%

SG&A Expenses (non-GAAP)

$ in Millions

Trailing Twelve Months[1]



3.52%
4.22%
4.05%
3.91%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Non-GAAP SG&A exp	$280.7	$284.2	$277.1	$264.2
Non-GAAP SG&A %	3.52%	4.22%	4.05%	3.91%
GAAP SG&A exp	$288.0	$291.6	$284.5	$271.2
GAAP SG&A %	3.61%	4.33%	4.16%	4.01%

Nine-Month Results[1]



4.28%
4.06%

	Q3FY14	Q3FY15
Non-GAAP SG&A exp	$806.7	$825.4
Non-GAAP SG&A %	4.28%	4.06%
GAAP SG&A exp	$828.5	$847.3
GAAP SG&A %	4.40%	4.17%

[1] Non-GAAP SG&A excludes acquisition-related amortization of intangibles. Please see GAAP to Non-GAAP reconciliation in the appendix.

Worldwide Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1]



1.47%
0.76%
1.09%
1.05%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Non-GAAP Operating Income	$117.3	$51.2	$74.3	$70.8
Non-GAAP Operating Margin	1.47%	0.76%	1.09%	1.05%
GAAP Operating Income	$97.7	$31.5	$67.7	$66.7
GAAP Operating Margin	1.23%	0.47%	0.99%	0.99%

Nine-Month Results[1]



0.84%
0.97%

	Q3FY14	Q3FY15
Non-GAAP Operating Income	$157.7	$196.3
Non-GAAP Operating Margin	0.84%	0.97%
GAAP Operating Income	$129.8	$166.0
GAAP Operating Margin	0.69%	0.82%

[1] *See the GAAP to Non-GAAP reconciliation in the appendix.*

Tech Data
40 YEARS

The Americas Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[(1)(2)]


1.35%
1.18%
1.44%
1.44%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Non-GAAP Operating Income[(2)]	$36.3	$29.3	$39.2	$38.2
Non-GAAP Operating Margin[(2)]	1.35%	1.18%	1.44%	1.44%
GAAP Operating Income[(1)]	$43.6	$26.3	$38.9	$42.2
GAAP Operating Margin[(1)]	1.62%	1.06%	1.43%	1.60%

Nine-Month Results[(1)(2)]


1.30%
1.36%

	Q3FY14	Q3FY15
Non-GAAP Operating Income[(2)]	$97.7	$106.7
Non-GAAP Operating Margin[(2)]	1.30%	1.36%
GAAP Operating Income[(1)]	$112.5	$107.3
GAAP Operating Margin[(1)]	1.50%	1.37%

[(1)] Before stock compensation expense.
[(2)] See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data 40 YEARS

Europe Operating Income (non-GAAP)

$ in Millions

Trailing Twelve Months[1][2]


1.57%
0.56%
0.95%
0.89%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Non-GAAP Operating Income[2]	$82.9	$23.8	$38.9	$36.5
Non-GAAP Operating Margin[2]	1.57%	0.56%	0.95%	0.89%
GAAP Operating Income[1]	$56.0	$7.2	$32.7	$28.4
GAAP Operating Margin[1]	1.06%	0.17%	0.79%	0.69%

Nine-Month Results[1][2]


0.59%
0.79%

	Q3FY14	Q3FY15
Non-GAAP Operating Income[2]	$66.9	$99.2
Non-GAAP Operating Margin[2]	0.59%	0.79%
GAAP Operating Income[1]	$24.2	$68.3
GAAP Operating Margin[1]	0.21%	0.55%

[1] *Before stock compensation expense.*
[2] *See the GAAP to non-GAAP reconciliation in the appendix.*

Tech Data 40 YEARS

Net Income and EPS (non-GAAP)

in Millions
except EPS

Trailing Twelve Months[1]


$2.10
$0.72
$1.12
$1.18

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Non-GAAP Net Income	$80.4	$27.7	$42.9	$45.3
Non-GAAP EPS - diluted	$2.10	$0.72	$1.12	$1.18
GAAP Net Income	$109.8	$13.5	$39.3	$41.7
GAAP EPS - diluted	$2.87	$0.35	$1.03	$1.09
Weighted Average Shares Outstanding - Diluted	38,274	38,321	38,368	38,433

Nine-Month Results[1]


$2.42
$3.02

	Q3FY14	Q3FY15
Non-GAAP Net Income	$92.6	$115.8
Non-GAAP EPS - diluted	$2.42	$3.02
GAAP Net Income	$70.2	$94.5
GAAP EPS - diluted	$1.84	$2.46
Weighted Average Shares Outstanding - Diluted	38,206	38,376

[1]See the GAAP to non-GAAP reconciliation in the appendix.

Tech Data 40 YEARS

Cash Conversion Cycle



37
41
40
41
29
33
31
33
19
21
22
24
(47)
(53)
(49)
(50)
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Days of Sales Outstanding
Days of Supply
Cash Conversion Cycle
Days of Purchases Outstanding

Tech Data 40 YEARS

Cash Flow and Balance Sheet Highlights

$ in Millions

Cash Flow from Operations


$113
$95
-$45
-$108
Q4FY14
Q1FY15
Q2FY15
Q3FY15

Debt to Total Capital


16%
16%
16%
16%

	Q4FY14	Q1FY15	Q2FY15	Q3FY15
Debt	$398	$404	$403	$400
Equity	$2,099	$2,157	$2,153	$2,086
Debt to Total Capital ratio	16%	16%	16%	16%

Return On Invested Capital



10%
10%
11%
11%
Q4FY14
Q1FY15
Q2FY15
Q3FY15
Benchmark Weighted Average Cost of Capital ~10% (1)
Estimated Weighted Average Cost of Capital ~8.8% (2)

(1) See reconciliation of GAAP to non-GAAP financial measures and ROIC calculation in appendix.
(2) Source: Bloomberg, November 6, 2014.

Customer And Product Mix

Customers
(% of total net sales)


Retail/Direct Marketers 30%
Corporate Resellers 24%
VARs 46%

Products
(% of total net sales)


Virtualization
Security
Desktop Applications
Operating Systems
Utilities Software
Software 18%
Notebooks
Tablets
Desktops
Printers & Supplies
Components
Mobile Phones
Accessories
Mobility 11%
Broadline 47%
Data Center 21%
Industry Standard Servers
Proprietary Servers
Networking
Storage
Private Clouds
Consumer Electronics 3%
TVs
Digital Displays
Cameras / MP3 / GPS
Network-Attached Consumer Devices

Company estimates for the 12-months ended October 31, 2014.

Tech Data 40 YEARS

APPENDIX

GAAP to Non-GAAP Reconciliation SG&A

Selling, general and administrative ("SG&A") (In thousands)	Three months ended January 31, 2014	Three months ended April 30, 2014	Three months ended July 31, 2014	Three months ended October 31, 2014
Net Sales	$ 7,973,107	$ 6,728,151	$ 6,841,809	$ 6,761,181
GAAP SG&A expenses	$ 288,044	$ 291,596	$ 284,513	$ 271,235
Acquisition-related amortization of intangibles	(7,313)	(7,434)	(7,424)	(7,053)
Non-GAAP SG&A expenses	$ 280,731	$ 284,162	$ 277,089	$ 264,182
GAAP SG&A percentage of net sales	3.61%	4.33%	4.16%	4.01%
Non- GAAP SG&A percentage of net sales	3.52%	4.22%	4.05%	3.91%

Selling, general and administrative ("SG&A") (In thousands)	Nine months ended October 31, 2013	Nine months ended October 31, 2014
Net Sales	$ 18,848,797	$ 20,331,141
GAAP SG&A expenses	$ 828,509	$ 847,344
Acquisition-related amortization of intangibles	(21,831)	(21,911)
Non-GAAP SG&A expenses	$ 806,678	$ 825,433
GAAP SG&A percentage of net sales	4.40%	4.17%
Non- GAAP SG&A percentage of net sales	4.28%	4.06%

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 FY15

	Q3 FY15 - Three months ended October 31, 2014			
(In thousands)	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,644,085**	**$ 4,117,096**		**$ 6,761,181**
GAAP operating income[1]	$ 42,194	$ 28,407	$ (3,856)	$ 66,745
Restatement and remediation-related expenses	877	1,187		2,064
LCD settlements	(5,059)	-		(5,059)
Acquisition-related amortization of intangibles	170	6,883		7,053
Total non-GAAP operating income adjustments	(4,012)	8,070		4,058
Non-GAAP operating income	**$ 38,182**	**$ 36,477**	**$ (3,856)**	**$ 70,803**
GAAP operating margin	**1.60%**	**0.69%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.89%**		**1.05%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation Operating Income – Q2 FY15

(In thousands)	Q2 FY15 - Three months ended July 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,722,191**	**$ 4,119,618**		**$ 6,841,809**
GAAP operating income[1]	$ 38,854	$ 32,725	$ (3,869)	$ 67,710
Restatement and remediation-related expenses	190	5,188		5,378
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	170	7,254		7,424
Total non-GAAP operating income adjustments	360	6,213		6,573
Non-GAAP operating income	**$ 39,214**	**$ 38,938**	**$ (3,869)**	**$ 74,283**
GAAP operating margin	**1.43%**	**0.79%**		**0.99%**
Non-GAAP operating margin	**1.44%**	**0.95%**		**1.09%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation Operating Income – Q1 FY15

(In thousands)	Q1 FY15 - Three months ended April 30, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,476,271**	**$ 4,251,880**		**$ 6,728,151**
GAAP operating income[1]	$ 26,283	$ 7,186	$ (1,973)	$ 31,496
Restatement and remediation-related expenses	2,870	9,366		12,236
Acquisition-related amortization of intangibles	170	7,264		7,434
Total non-GAAP operating income adjustments	3,040	16,630		19,670
Non-GAAP operating income	**$ 29,323**	**$ 23,816**	**$ (1,973)**	**$ 51,166**
GAAP operating margin	**1.06%**	**0.17%**		**0.47%**
Non-GAAP operating margin	**1.18%**	**0.56%**		**0.76%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation Operating Income – Q4 FY14

(In thousands)	Q4 FY14 - Three months ended January 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 2,699,540**	**$ 5,273,567**		**$ 7,973,107**
GAAP operating income[1]	$ 43,627	$ 56,025	$ (1,909)	$ 97,743
Restatement and remediation-related expenses	5,130	19,696		24,826
LCD settlements	(12,597)	-		(12,597)
Acquisition-related amortization of intangibles	170	7,143		7,313
Total non-GAAP operating income adjustments	(7,297)	26,839		19,542
Non-GAAP operating income	**$ 36,330**	**$ 82,864**	**$ (1,909)**	**$ 117,285**
GAAP operating margin	**1.62%**	**1.06%**		**1.23%**
Non-GAAP operating margin	**1.35%**	**1.57%**		**1.47%**

(1) GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation Operating Income – Q3 YTD FY15

(In thousands)	Nine months ended October 31, 2014			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 7,842,547**	**$ 12,488,594**		**$ 20,331,141**
GAAP operating income[1]	$ 107,331	$ 68,318	$ (9,698)	$ 165,951
Restatement and remediation-related expenses	3,937	15,741		19,678
LCD settlements	(5,059)	-		(5,059)
Value added tax assessment	-	(6,229)		(6,229)
Acquisition-related amortization of intangibles	510	21,401		21,911
Total non-GAAP operating income adjustments	$ (612)	$ 30,913		$ 30,301
Non-GAAP operating income	**$ 106,719**	**$ 99,231**	**$ (9,698)**	**$ 196,252**
GAAP operating margin	**1.37%**	**0.55%**		**0.82%**
Non-GAAP operating margin	**1.36%**	**0.79%**		**0.97%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation
Operating Income – Q3 YTD FY14

	Nine months ended October 31, 2013			
	Americas[1]	Europe[1]	Stock Compensation Expense	Consolidated
Net Sales	**$ 7,489,078**	**$ 11,359,719**		**$ 18,848,797**
GAAP operating income[1]	$ 112,516	$ 24,203	$ (6,949)	$ 129,770
Restatement and remediation-related expenses	8,097	20,868		28,965
LCD settlements	(22,914)	-		(22,914)
Value added tax assessment	-	-		-
Acquisition-related amortization of intangibles	-	21,831		21,831
Total non-GAAP operating income adjustments	$ (14,817)	$ 42,699		$ 27,882
Non-GAAP operating income	**$ 97,699**	**$ 66,902**	**$ (6,949)**	**$ 157,652**
GAAP operating margin	**1.50%**	**0.21%**		**0.69%**
Non-GAAP operating margin	**1.30%**	**0.59%**		**0.84%**

[1] GAAP operating income does not include stock compensation expense at the regional level.

Tech Data 40 YEARS

GAAP to Non-GAAP Reconciliation - Net Income & EPS

(In thousands, except per share data)	Three months ended January 31, 2014			Three months ended April 30, 2014			Three months ended July 31, 2014			Three months ended October 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 97,743	$ 109,761	$ 2.87	$ 31,496	$ 13,467	$ 0.35	$67,710	$39,328	$1.03	$66,745	$41,700	$1.09
Restatement and remediation-related expenses	24,826	18,381	0.48	12,236	8,759	0.23	5,378	4,328	0.11	2,064	1,585	0.04
LCD settlements	(12,597)	(7,810)	(0.20)	-	-	-	-	-	-	(5,059)	(3,162)	(0.08)
DTA adjustment	-	(45,303)	(1.18)	-	-	-	-	-	-	-	-	-
Value added tax assessment	-	-	-	-	-	-	(6,229)	(6,229)	(0.16)	-	-	-
Acquisition-related amortization of intangibles	7,313	5,337	0.14	7,434	5,427	0.14	7,424	5,456	0.14	7,053	5,181	0.13
Total non-GAAP adjustments	19,542	(29,395)	(0.77)	19,670	14,186	0.37	6,573	3,555	0.09	4,058	3,604	0.09
Non-GAAP results	**$ 117,285**	**$ 80,366**	**$ 2.10**	**$ 51,166**	**$ 27,653**	**$ 0.72**	**$ 74,283**	**$ 42,883**	**$ 1.12**	**$ 70,803**	**$ 45,304**	**$ 1.18**

(In thousands, except per *share* data)	Nine months ended October 31, 2013			Nine months ended October 31, 2014		
	Operating Income	Net Income	Diluted EPS	Operating Income	Net Income	Diluted EPS
GAAP results	$ 129,770	$ 70,171	$ 1.84	$ 165,951	$ 94,495	$ 2.46
Restatement and remediation-related expenses	28,965	20,657	0.54	19,678	14,670	0.38
LCD settlements	(22,914)	(14,207)	(0.37)	(5,059)	(3,160)	(0.08)
Value added tax assessment	-	-	-	(6,229)	(6,229)	(0.16)
Acquisition-related amortization of intangibles	21,831	15,968	0.41	21,911	16,064	0.42
Total non-GAAP adjustments	27,882	22,418	0.58	30,301	21,345	0.56
Non-GAAP results	**$ 157,652**	**$ 92,589**	**$ 2.42**	**$ 196,252**	**$ 115,840**	**$ 3.02**

Return on Invested Capital

(In thousands)

TECD ROIC Formula: $\frac{\text{TTM Net Operating Profit After Tax}}{\text{Average Invested Capital – Average Cash}}$

	Twelve months ended			
	January 31, 2014	**April 30, 2014**	**July 31, 2014**	**October 31, 2014**
Non-GAAP Net Operating Profit After Tax (NOPAT):				
Non-GAAP Operating Income	$274,937	$279,828	$306,083	$313,536
Non-GAAP effective tax rate	31.5%	31.3%	32.1%	31.8%
Non-GAAP NOPAT	$188,332	$192,304	$207,804	$213,845
Average Invested Capital:				
Short-term debt (5-qtr average)	$66,601	$43,068	$45,868	$46,913
Long-term debt (5-qtr average)	354,242	354,186	354,128	354,001
Non-GAAP Shareholders' Equity (5-qtr average)	1,973,198	2,018,209	2,071,795	2,107,163
Total average capital	2,394,041	2,415,463	2,471,791	2,508,076
Less: Cash (5-qtr average)	(459,011)	(526,025)	(583,025)	(558,805)
Average invested capital less average cash	$1,935,030	$1,889,438	$1,888,766	$1,949,271
ROIC	**10%**	**10%**	**11%**	**11%**

** Trailing Twelve Months is abbreviated as TTM.*

Tech Data 40 YEARS